EXHIBIT 99-2

                                     BY-LAWS

                                       OF

                          NIAGARA MOHAWK HOLDINGS, INC.

                                   ARTICLE 1.

                                  Shareholders
                                  ------------

          Section 1.1.  Annual Meeting.  A meeting of shareholders shall be held
                        --------------
annually for the election of directors at such date and time as may be designated by the Board of Directors from time-to-time. Any other proper business may be transacted at the annual meeting.

          Section 1.2.  Special Meetings.  Special meetings of the shareholders
                        ----------------
may be called by the Chairman of the Board or by the Board of Directors pursuant to resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies, the Chairman of the Board or the President, to be held at such date and time as may be stated in the notice of the meeting. At any special meeting, only such business may be transacted which is related to the purpose or purposes set forth in the notice of such special meeting given pursuant to Section 1.4 of these By-laws.

          Section 1.3.  Place of Meetings.  Meetings of shareholders shall be
                        -----------------
held at such place, within or without the state of New York, as may be fixed by the Board of Directors. If no place is so fixed, such meetings shall be held at the principal office of the Corporation in the state of New York.

          Section 1.4.  Notice of Meetings.  Written notice of each meeting of
                        ------------------
shareholders shall be given stating the place, date and hour of the meeting. Notice of a special meeting of shareholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting and shall state the purpose or purposes for which the meeting is called. If, at any meeting of shareholders, action is proposed to be taken which would, if taken, entitle objecting shareholders to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect and shall be accompanied by a copy of Section 623 of the New York Business Corporation Law as then in effect or an outline of its material terms. A copy of the notice of each meeting of shareholders shall be given, personally or by first class mail, not fewer than 10 nor more than 60 days before the date of the meeting, or shall be given by third class mail not less than 24 nor more than 60 days before the date of the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his or her address as it appears on the record of shareholders, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. When a meeting of shareholders is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice under this Section 1.4.

          Section 1.5.  Waiver of Notice.  Notice of meeting need not be given
                        ----------------
to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him or her.

          Section 1.6.  Inspectors.  Voting at meetings of shareholders shall be
                        ----------
conducted by inspectors. The Board of Directors, in advance of any shareholders' meeting, shall appoint one or more inspectors to act at the meeting or any adjournment thereof. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

          Section 1.7.  List of Shareholders at Meetings.  A list of
                        --------------------------------
shareholders as of the record date, certified by the Secretary or any Assistant Secretary or by a transfer agent, shall be produced at any meeting of shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

          Section 1.8.  Qualification of Voters.  Every shareholder of record
                        -----------------------
shall be entitled at every meeting of shareholders to one vote for every share standing in his or her name on the record of shareholders, unless otherwise provided in the Certificate of Incorporation. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of shares shall be construed to refer to such majority or other proportion of the votes of such shares. Treasury shares as of the record date and shares held as of the record date by another domestic or foreign corporation of any type or kind, if a majority of the shares entitled to vote in the election of directors of such other corporation is held as of the record date by the Corporation, shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares. Shares held by an administrator, executor, guardian, conservator, committee or other fiduciary, except a trustee, may be voted by him or her or it, either in person or by proxy, without transfer of such shares into his or her or its name. Shares held by a trustee may be voted by him or her or it, either in person or by proxy, only after the shares have been transferred into his or her or its name as trustee or into the name of his or her or its nominee. Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent or proxy as the by-laws of such corporation may provide, or, in the absence of such provision, as the board of directors of such corporation may determine. A shareholder shall not sell his or her vote or issue a proxy to vote to any person for any sum of money or anything of value except as permitted by law.

          Section 1.9.  Quorum of Shareholders.  The holders of a majority of
                        ----------------------
the votes of shares entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or series, voting as a class, the holders of a majority of the votes of shares of such class or series shall constitute a quorum for the transaction of such specified item of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders. The shareholders present in person or by proxy and entitled to vote may, by a majority of the votes cast, adjourn the meeting despite the absence of a quorum.

          Section 1.10.  Proxies.  Every shareholder entitled to vote at a
                         -------
meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him or her by proxy. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the Secretary or any Assistant Secretary. A shareholder may authorize another person or persons to act for the shareholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder.

          Section 1.11.  Vote or Consent of Shareholders.  Directors shall,
                         -------------------------------
except as otherwise required by law or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Whenever any corporate action, other than the election of directors, is to be taken by vote of the shareholders, it shall, except as otherwise required by law or by the Certificate of Incorporation, be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of shareholders.

          Section 1.12.  Fixing Record Date.  For the purpose of determining the
                         ------------------
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than 60 nor less than 10 days before the date of such meeting, or more than 60 days prior to any other action. If no record date is fixed: (1) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; and (2) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Board of Directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

          Section 1.13.  Advance Notice of Shareholder Proposals.  The matters
                         ---------------------------------------
to be considered and brought before any annual or special meeting of shareholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 1.13.

          For any matter to be properly brought before any annual meeting of shareholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors; or
(iii) brought before the annual meeting in the manner specified in this Section
1.13 by a shareholder of record. In addition to any other requirements under applicable law and the Certificate of Incorporation and By-laws of the Corporation, persons nominated by shareholders for election as directors of the Corporation and any other proposals by shareholders shall be properly brought before the meeting only if notice of any such matter to be presented by a shareholder at such meeting of shareholders (the "Shareholder Notice") shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Meeting Date"), such Shareholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 90 days prior to such Other Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed; and provided further that for the first annual meeting after the Corporation becomes the holding company of Niagara Mohawk Power Corporation, the applicable deadlines shall be those that would have applied to Niagara Mohawk Power Corporation. Any shareholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation shall deliver, as part of such Shareholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such shareholder by such nominee(s), the information regarding each such person required by paragraphs
(a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), each such person's signed consent to serve as a director of the Corporation if elected, such shareholder's name and address and the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such shareholder. Any shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting (not involving nominees for director) shall deliver, as part of such Shareholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such shareholder and, if applicable, any material interest of such shareholder in the matter proposed (other than as a shareholder). As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act").

          Notwithstanding anything in this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a Shareholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

          Only such matters shall be properly before a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Shareholder Notice required by Section 1.13 hereof shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the day on which the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is publicly announced or disclosed.

          For purposes of this Section 1.13, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

          In no event shall the adjournment of an annual meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 1.13. This Section 1.13 shall not apply to (i) shareholders' proposals made pursuant to Rule 14a-8 under the Exchange Act or (ii) the election of directors selected by or pursuant to the provisions of Article IV of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock of the Corporation having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances.

          The person presiding at any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 1.13 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

          Section 1.14.  Organization.  Meetings of shareholders shall be
                         ------------
presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

          Section 1.15.  Confidentiality.  Whenever an action shall require the
                         ---------------
vote of shareholders, the tabulations that identify the particular vote of a shareholder on all proxies, consents, authorizations and ballots shall be kept confidential, except as disclosure may be required (i) by applicable law, (ii) in pursuit or defense of legal proceedings, (iii) to resolve a bona fide dispute as to the authenticity of one or more proxies, consents, authorizations or ballots or as to the accuracy of any tabulation of such proxies, consents, authorizations or ballots, (iv) if an individual shareholder requests that his or her vote and identity be forwarded to the Corporation, or (v) in the event of a proxy or consent solicitation in opposition to the solicitation of the Board of Directors of the Corporation; and the receipt and tabulation of such votes will be by an independent third party not affiliated with the corporation. Comments written on proxies, consents, authorizations and ballots, will be transcribed and provided to the secretary of the Corporation without reference to the vote of the shareholder, except where such shareholder has requested that the nature of their vote be forwarded to the Corporation.

                                     ARTICLE 2.

                               Board of Directors
                               ------------------

          Section 2.1.  Power of Board and Qualification of Directors.  The
                        ---------------------------------------------
business of the Corporation shall be managed under the direction of the Board of Directors. Each director shall be at least 18 years of age. No person who has reached age 70 by January 1 in the year such director would otherwise stand for election shall, following their initial election, stand for reelection as a director.

          Section 2.2.  Number of Directors.  The number of directors
                        -------------------
constituting the entire Board of Directors shall be the number, not less than three, fixed from time-to-time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided that no decrease shall shorten the term of any incumbent director.

          Section 2.3.  Election, Terms and Vacancies.  The Board of Directors
                        -----------------------------
shall be divided into three classes designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. At the first annual meeting of shareholders, or any special meeting in lieu thereof, Class I, Class II and Class III directors shall be elected for terms expiring at the next succeeding annual meeting, the second succeeding annual meeting and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of shareholders after such first annual (or special) meeting shareholders, the directors chosen to succeed those in the class whose terms then expire shall be elected by shareholders for terms expiring at the third succeeding annual meeting after election, or for such lesser term for which one or more may be nominated in a particular case in order to assure that the number of directors in each class shall be appropriately constituted and until their respective successors are elected and qualified. Newly created directorships or any decrease in directorships resulting from increases or decreases in the number of directors shall be so apportioned among the classes of directors as to make all the classes as nearly equal in number as possible. Vacancies on the Board of Directors at any time for any reason except the removal of directors without cause may be filled by a majority of the directors then in office, although less than a quorum. If the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board, there shall, to the extent required by New York law, be no classification of the additional directors until the next annual meeting of shareholders.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock, now or hereafter authorized, shall have the right, voting separately or by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by any provisions of the Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into one or more classes pursuant to this Section 2.3 unless expressly provided by such provisions.

          Section 2.4.  Quorum of Directors and Action by the Board.  Unless a
                        -------------------------------------------
greater proportion is required by law or by the Certificate of Incorporation, one third of the entire Board of Directors shall constitute a majority for the transaction of business or of any specified item of business. Except where otherwise provided by law or in the Certificate of Incorporation or these by-laws, the vote of a majority of the directors present at a meeting at the time of such vote, if a quorum is then present, shall be the act of the Board. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents by the members of the Board shall be filed with the minutes of the proceedings of the Board. Except as otherwise provided by law, all corporate action to be taken by the Board of Directors shall be taken at a meeting of the Board or by unanimous written consent. Any one or more members of the Board of Directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at such meeting.

          Section 2.4.1.  Meetings of the Board.  An annual meeting of the Board
                          ---------------------
of Directors shall be held in each year as soon as practicable after the annual meeting of shareholders. Regular meetings of the Board shall be held at such times as may be fixed by the Board. Special meetings of the Board may be held at any time whenever called by the Chairman of the Board, if any, the President or any two directors. Meetings of the Board of Directors shall be held at such places within or without the State of New York as may be fixed by the Board for annual and regular meetings and in the notice of meeting for special meetings. If no place is so fixed, meetings of the Board shall be held at the principal office of the Corporation. No notice need be given of annual or regular meetings of the Board of Directors. Notice of each special meeting of the Board shall be given to each director either by mail not later than the third business day prior to the meeting or by telegram, by facsimile transmission, by written message or orally to the director not later than noon, New York time, on the day prior to the meeting. Notices shall be deemed to have been given by mail when deposited in the United States mail, by telegram at the time of filing, by facsimile transmission upon confirmation of receipt, and by messenger at the time of delivery by the messenger. Notices by mail, telegram, facsimile transmission or messenger shall be sent to each director at the address or facsimile number designated by him or her for that purpose, or, if none has been so designated, at his or her last known residence or business address. Notice of a meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him or her. A notice or waiver of notice need not specify the purpose of any meeting of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting to another time or place shall be given in the manner described above to the directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

          Section 2.5.  Resignation.  Any director of the Corporation may resign
                        -----------
at any time by giving written notice to the Board of Directors or to the Chairman of the Board, if any, or the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.

          Section 2.6.  Removal of Directors.  Directors may be removed for
                        --------------------
cause by a vote of shareholders entitled to vote thereon. Directors shall not be removed without cause by shareholders, except in the case of a director elected by the holders of any class or series of Preferred Stock, now or hereafter authorized, voting as a class or series, when so entitled by the provisions of the Certificate of Incorporation applicable thereto.

          Section 2.6.1.  Compensation of Directors.  The Board of Directors
                          -------------------------
shall have authority to fix the compensation of directors for services in any capacity, which shall be a charge to be paid by the Corporation. The Board of Directors may elect or appoint members of the Board as officers, members of committees, or agents of the Corporation, may assign duties to be performed and may fix the amount of the respective salaries, fees or other compensation therefor, and the amount so fixed shall be a charge to be paid by the Corporation. In addition to any other compensation provided pursuant to these by-laws, each director shall be entitled to receive a fee, in amount as fixed from time to time by resolution of the Board of Directors, for attendance at any meeting of the Board, or of any committee of the Board, together with his expenses of attendance, if any.

                                     ARTICLE 3.

                         Executive and Other Committees
                         ------------------------------

          Section 3.1.  Executive and Other Committees of Directors.  The Board
                        -------------------------------------------
of Directors, by resolution adopted by a majority of the entire Board, shall designate from among its members an Executive Committee and an Audit Committee and may designate such other committees, each consisting of one or more directors, and each of which, to the extent provided in the resolution, shall have all the authority of the Board, except that no such committee shall have authority as to (1) the submission to shareholders of any action that needs shareholders' approval; (2) the filling of vacancies in the Board or in any committee thereof; (3) the fixing of compensation of the directors for serving on the Board or on any committee thereof; (4) the amendment or repeal of the by-laws, or the adoption of new by-laws; or (5) the amendment or repeal of any resolution of the Board which, by its terms, shall not be so amendable or repealable. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present or the unanimous written consent of all members thereof shall be the act of such committee, any one or more members of such committee may participate in a meeting of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time and participation by such means shall constitute presence in person at such meeting, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws. Each such committee shall serve at the pleasure of the Board of Directors.

                                    ARTICLE 4.

                                    Officers
                                    --------

          Section 4.1.  Officers.  As soon as practicable after the annual
                        --------
meeting of shareholders in each year, the Board of Directors shall elect or appoint a Chief Executive Officer, President, a Chief Financial Officer, a Secretary and a Treasurer, and it may, if it so determines, elect or appoint from among its members a Chairman of the Board and one or more Vice Chairmen of the Board. The Board may also elect or appoint one or more Controllers, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any two or more offices may be held by the same person.

          Section 4.2.  Term of Office; Resignation; Removal; Vacancies.  Except
                        -----------------------------------------------
as otherwise provided in the resolution of the Board of Directors electing or appointing any officer, all officers shall be elected or appointed to hold office until the meeting of the Board of Directors following the next succeeding annual meeting of shareholders. Each officer shall hold office for the term for which he or she is elected or appointed, and until his or her successor has been elected or appointed and qualified. Any officer may resign at any time by giving written notice to the Board or to the Chairman of the Board, if any, or the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any officer may be removed by the Board, with or without cause, at any time.
Removal of an officer without cause shall be without prejudice to his contract rights, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board.

          Section 4.3.  Powers and Duties.  The officers of the Corporation
                        -----------------
shall have such authority and perform such duties in the management of the Corporation as may be pre-scribed by the Board of Directors and, to the extent not so prescribed, as generally pertain to their respective offices, subject to the control of the Board. Securities of other corporations held by the Corporation may be voted by any officer designated by the Board and, in the absence of any such designation, by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or the Treasurer. The Board may require any officer, agent or employee to give security for the faithful performance of his duties.

                                     ARTICLE 5.

                       Forms of Certificates and Loss and
                               Transfer of Shares
                               ------------------

          Section 5.1.  Forms of Share Certificates.  The shares of the
                        ---------------------------
Corporation shall be represented by certificates, in such forms as the Board of Directors may prescribe, signed by the Chairman of the Board or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee or if the shares are listed on a national securities exchange. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of issue. If the Corporation is authorized to issue shares of more than one class, each certificate representing shares issued by the Corporation shall set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of any class of preferred shares authorized to be issued in series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. Each certificate representing shares shall state upon the face thereof (1) that the Corporation is formed under the laws of the State of New York; (2) the name of the person or persons to whom issued; and (3) the number and class of shares, and the designation of the series, if any, which such certificate represents.

          Section 5.2.  Transfers of Shares.  Shares of the Corporation shall be
                        -------------------
transferable on the record of shareholders upon presentation to the Corporation or a transfer agent of a certificate or certificates representing the shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require.

          Section 5.3.  Lost, Stolen or Destroyed Share Certificates.  The
                        --------------------------------------------
Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Corporation may require the owner of the lost or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of any such new certificate.

                                    ARTICLE 6.

                                  Other Matters
                                  -------------

          Section 6.1.  Corporate Seal.  The Board of Directors may adopt a
                        --------------
corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

          Section 6.2.  Fiscal Year.  The fiscal year of the Corporation shall
                        -----------
be fixed by the Board of Directors.

          Section 6.3.  When Notice or Lapse of Time Unnecessary.  Whenever for
                        ----------------------------------------
any reason the Corporation or the Board of Directors or any committee thereof is authorized to take any action after notice to any person or persons or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of such period of time if at any time before or after such action is completed the person or persons entitled to such notice or entitled to participate in the action to be taken or, in the case of a shareholder, his or her attorney-in-fact, submit a signed waiver of notice of such requirements.

          Section 6.4.  Books to be Kept.  The Corporation shall keep (a)
                        ----------------
correct and complete books and records of account, (b) minutes of the proceedings of the shareholders, Board of Directors and each committee and (c) a current list of the directors and officers and their residence addresses; and the Corporation shall also keep at its office located in the county of Onondaga in the State of New York or at the office of its transfer agent or registrar in the State of New York, if any, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into written form within a reasonable time.

          Section 6.5.  Interest of Directors and Officers in Transactions.  In
                        ---------------------------------- ---------------
the absence of fraud, no contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other Corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable, irrespective of whether such interested director or directors are present at the meeting of the Board of Directors, or of a committee thereof, which approves such contract or transaction and irrespective of whether his, her or their votes are counted for such purpose:

(1) If the material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the Board of Directors, or a committee thereof, and the Board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the Board under Section 2.4 of these by-laws, by unanimous vote of the disinterested directors; or

(2) If the material facts as to such director's interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders.

If a contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other Corporation, firm, association or other entity in which one or more of its directors are directors or officers or have a substantial financial interest, is not so approved, the Corporation may avoid the contract or transaction unless the party or parties thereto shall establish affirmatively that the contract or transaction was fair and reasonable as to the Corporation at the time it was approved by the Board, a committee or the shareholders. Notwithstanding the foregoing, no loan, except advances in connection with indemnification, shall be made by the Corporation to any director unless it is authorized by vote of the shareholders. For this purpose, shares of the director who would be the borrower shall not be shares entitled to vote.

          Section 6.6.  Indemnification of Directors, Officers and Employees.
                        ----------------------------------------------------
The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this by-law, the term "Corporation" shall include any predecessor of the Corporation and any constituent Corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action taken or omitted by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

          Section 6.7.  Amendments.  Except as otherwise provided in the
                        ----------
Certificate of Incorporation in respect of any class or series of Preferred Stock, now or hereafter authorized, the By-laws of the Corporation may be amended or repealed, or new By-laws may be adopted, either (a) by a vote of shareholders entitled to vote at any annual or special meeting of shareholders, or (b) by a vote of the majority of the entire Board of Directors at any regular or special meeting of directors; provided, however, that any amendment or repeal
                                 --------  -------
of, or the adoption of any new By-law or provision inconsistent with, Article I (Sections 1.2, 1.13 or 1.14), Article II (Sections 2.2, 2.3, or 2.7) or Article VI (Sections 6.6 or 6.7) of these By-laws, if by action of such shareholders, shall be only upon the affirmative vote of not less than two-thirds of the shares entitled to vote thereon at such annual or special meeting of shareholders at which any such action is proposed and, if by action of the Board of Directors, shall be only upon the approval of not less than two-thirds of the entire Board of Directors at any regular or special meeting of directors.